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                                                                   Exhibit 10.67

                       THE 2000 EQUITY PARTICIPATION PLAN

                                       OF

                             GEN-PROBE INCORPORATED
               (adopted by Board of Directors on August 17, 2000)
                  (adopted by Stockholders on August 17, 2000)

         Gen-Probe Incorporated, a Delaware corporation, has adopted The 2000 Equity Participation Plan of Gen-Probe Incorporated (the "Plan"), effective August 17, 2000, for the benefit of its eligible Employees, Consultants and Directors.

                  The purposes of the Plan are as follows:

                  (1) To provide an additional incentive for Directors, Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

                  (2) To enable the Company to obtain and retain the services of Directors, Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.

                                   DEFINITIONS

                  1.1. General. Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

                  1.2. Administrator. "Administrator" shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Options granted to Non-Employee Directors, the term "Administrator" shall refer to the Board. With reference to the administration of the Plan with respect to any other Options, the term "Administrator" shall refer to the Committee, except to the extent the Board has assumed the authority for administration of the Plan as provided in
Section 7.2.

                  1.3. Board. "Board" shall mean the Board of Directors of the Company.

                  1.4. Change in Control. "Change in Control" shall mean a change in ownership or control of the Company effected through any of the following transactions:

                  (a) any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within

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the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer for securities of the Company; or

                  (b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

                  (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or another entity) more than 66-2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined voting power of the Company's then outstanding voting securities shall not constitute a Change in Control; or

                  (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                  1.5. Code. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  1.6. Committee. "Committee" shall mean the Board, or Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 7.1.

                  1.7. Common Stock. "Common Stock" shall mean the Common Stock of the Company, par value $0.0001 per share.

                  1.8. Company. "Company" shall mean Gen-Probe Incorporated, a Delaware corporation.

                  1.9. Consultant. "Consultant" shall mean any consultant or adviser (other than an Employee) if:

                  (a) the consultant or adviser renders bona fide services to the Company;

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                  (b)      the services rendered by the consultant or adviser
are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

                  (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

                  1.10. Director. "Director" shall mean a member of the Board. "Director" shall include both a member of the Board who is an Employee and a Non-Employee Director.

                  1.11. DRO. "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

                  1.12. Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

                  1.13. Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  1.14. Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred; or (c) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the fair market value of a share of Common Stock as established by the Administrator acting in good faith, which value shall be final and binding on any Holder or other person entitled under an Option.

                  1.15. Holder. "Holder" shall mean a person who has been granted an Option.

                  1.16. Incentive Stock Option. "Incentive Stock Option" shall mean an Option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

                  1.17. Non-Employee Director. "Non-Employee Director" shall mean a member of the Board who is not an Employee.

                  1.18. Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

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                  1.19.    Option. "Option" shall mean a stock option granted
under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall be Non-Qualified Stock Options.

                  1.20. Option Agreement. "Option Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Holder, which shall contain such terms and conditions with respect to an Option, as the Administrator shall determine, consistent with the Plan.

                  1.21. Option Limit. "Option Limit" shall mean Three Hundred One Thousand Seven Hundred Forty Six (301,746)(1) shares of Common Stock, as adjusted pursuant to Section 8.3 of the Plan.

                  1.22. Performance Criteria. "Performance Criteria" shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity,
(g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the Fair Market Value of Common Stock and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

                  1.23. Plan. "Plan" shall mean The 2000 Equity Participation Plan of Gen-Probe Incorporated.

                  1.24. Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

                  1.25. Section 162(m) Employee. "Section 162(m) Employee" shall mean any Employee designated by the Administrator as a Employee whose compensation for the fiscal year in which the Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

                  1.26. Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

                  1.27. Subsidiary. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  1.28. Substitute Option. "Substitute Option" shall mean an Option granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously

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(1) Adjusted from 1,000,000 to 301,746 to reflect: (i) the .8241-for-one option adjustment to give effect to the merger of Gen-Probe Holding Company into Gen-Probe Incorporated in July 2002; (ii) the .366153-for-one reverse stock split in August 2002; and (iii) the two-for-one stock split implemented as a 100% stock dividend, effective September 2003.

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granted by another company or entity, in connection with a corporate or similar transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Option" be construed to refer to an option granted in connection with the cancellation and repricing of an Option.

                  1.29. Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death, disability or retirement; but excluding terminations where there is a simultaneous engagement by or commencement of employment with the Company or any Subsidiary or a parent corporation thereof (within the meaning of Section 422 of the Code). The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                  1.30. Termination of Directorship. "Termination of Directorship" shall mean the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, removal, failure to be re-elected, death, disability or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Non-Employee Directors.

                  1.31. Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary or a parent corporation thereof (within the meaning of Section 422 of the Code), (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

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                                   ARTICLE II.

                             SHARES SUBJECT TO PLAN

                  2.1.     Shares Subject to Plan.

                  (a) The shares of stock subject to Options shall be Common Stock, subject to Section 8.3 of the Plan. The aggregate number of such shares which may be issued upon exercise of such Options shall not exceed FOUR MILLION EIGHT HUNDRED TWENTY SEVEN THOUSAND NINE HUNDRED FORTY SIX (4,827,946)(2). The shares of Common Stock issuable upon exercise of such Options may be either previously authorized but unissued shares or treasury shares.

                  (b) The maximum number of shares of Common Stock which may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed the Option Limit. To the extent required by
Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Option Limit.

                  (c) Notwithstanding the foregoing, if the offer or sale of shares of Common Stock under the Plan is subject to Section 260.140.45 of Title 10 of the California Code of Regulations (or other applicable law limiting the offers or sales of shares of Common Stock under the Plan), the aggregate number of shares of Common Stock issuable upon the exercise of all outstanding Options (together with options and similar awards outstanding under any other stock option plan of the Company) and the total number of shares provided for under any stock bonus or similar plan of the Company shall not exceed thirty percent (30%) (or such other higher percentage limitation as may be approved by the stockholders of the Company pursuant to Section 260.140.45) of the then outstanding shares of Common Stock, as calculated in accordance with the conditions and exclusions of Section 260.140.45 (or such other limitation under applicable law).

                  2.2. Add-Back of Options. If any Option expires or is canceled without having been fully exercised, the number of shares of Common Stock subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options which are adjusted pursuant to Section 8.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Option under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned if such action

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(2) Adjusted from 8,000,000 to 4,827,946 to reflect: (i) the .8241-for-one option adjustment to give effect to the merger of Gen-Probe Holding Company into Gen-Probe Incorporated in July 2002; (ii) the .366153-for-one reverse stock split in August 2002; and (iii) the two-for-one stock split implemented as a 100% stock dividend, effective September 2003.

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would cause an Incentive Stock Option to fail to qualify as an "incentive stock option" under Section 422 of the Code.

                                  ARTICLE III.

                               GRANTING OF OPTIONS

                  3.1. Option Agreement. Each Option shall be evidenced by an Option Agreement. Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

                  3.2.     Provisions Applicable to Section 162(m) Employees.

                  (a) The Committee, in its discretion, may determine whether an Option is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

                  (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Option to a Section 162(m) Employee that vests or becomes exercisable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

                  (c) Furthermore, notwithstanding any other provision of the Plan, any Option which is granted to a Section 162(m) Employee and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in
Section 162(m)(4)(C) of the Code, and the Plan and such Options shall be deemed amended to the extent necessary to conform to such requirements.

                  3.3. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Option granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and the Options granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

                  3.4. At-Will Employment. Nothing in the Plan or in any Option Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a Director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause,

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except to the extent expressly provided otherwise in a written employment or consulting agreement between the Holder and the Company and any Subsidiary.

                                   ARTICLE IV.

                        GRANTING OF OPTIONS TO EMPLOYEES,
                     CONSULTANTS AND NON-EMPLOYEE DIRECTORS

                  4.1. Eligibility. Any Employee or Consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Any Non-Employee Director selected by the Board pursuant to Section 4.5(a)(i) shall be eligible to be granted an Option. All grants shall be made at the discretion of the Committee or the Board, as the case may be, and no person shall be entitled to a grant of an Option as a matter of right.

                  4.2. Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

                  4.3. Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

                  4.4.     Granting of Options to Employees and Consultants.

                  (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

                           (i)      Select from among the Employees or
         Consultants (including Employees or Consultants who have previously been granted Options under the Plan) such of them as in its opinion should be granted Options;

                           (ii) Subject to the Option Limit, determine the number of shares of Common Stock to be subject to such Options granted to the selected Employees or Consultants;

                           (iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                           (iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

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                  (b)      Upon the selection of an Employee or Consultant to be
granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate, and the Committee shall authorize one or more of the officers of the Company to prepare, execute and deliver the Option Agreement with respect to such Option.

                  (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

                  4.5.     Granting of Options to Non-Employee Directors.

                  (a) Subject to Section 4.5(b), the Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

                           (i) Determine whether to grant Options to Non-Employee Directors, and, in the event Options are so granted, select from among the Non-Employee Directors (including Non-Employee Directors who have previously been granted Options under the Plan) such of them as in its opinion should be granted Options;

                           (ii) Subject to the Option Limit, determine the number of shares of Common Stock to be subject to such Options granted to the selected Non-Employee Directors; and

                           (iii) Determine the terms and conditions of such Options, consistent with the Plan.

                  (b) Upon the selection of a Non-Employee Director to be granted an Option, and the grant of an Option to a Non-Employee Director, the Board shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate, and the Board shall authorize one or more officers of the Company to prepare, execute and deliver the Option Agreement with respect to such Option.

                  4.6. Options in Lieu of Cash Compensation. Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants and to Non-Employee Directors in lieu of directors' fees which would otherwise be payable to such Non-Employee Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

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                                   ARTICLE V.

                                TERMS OF OPTIONS

                  5.1. Option Price. The price per share of the shares of Common Stock subject to each Option granted to Employees and Consultants shall be set by the Committee; provided, however, that such price shall be no less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, and:

                           (a) in the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code;

                           (b) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and

                           (c) To the extent required by Section 25102(o) of the California Corporations Code and the regulations thereunder, in the case of Options granted to an individual then owning more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation thereof (within the meaning of Section 260.140.41 of Title 10 of the California Code of Regulations), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

                  5.2. Option Term. The term of an Option granted to an Employee or Consultant shall be set by the Committee in its absolute discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted; and, provided, further, that, in the case of Incentive Stock Options, the term shall not be more than five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of
Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, or the requirements of Section 25102(o) of the California Corporations Code and the regulations thereunder, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination.

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                  5.3.     Option Vesting

                  (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, to the extent required by Section 25102(o) of the California Corporations Code and the regulations thereunder, except with regard to Options granted to officers of the Company or any Subsidiary, Directors or Consultants, in no event shall an Option granted hereunder become vested and exercisable at a rate of less than twenty percent (20%) per year over five (5) years from the date the Option is granted, subject to the continued employment of the Holder with the Company or the Subsidiaries or other reasonable conditions established by the Committee. At any time after grant of an Option, the Committee may, in its absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests and becomes exercisable.

                  (b) No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Option Agreement or by action of the Committee following the grant of the Option.

                  (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code) of the Company), exceeds $100,000, such Options or other options shall be treated as non-qualified stock options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options or other options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option or other options with respect to such stock is granted.

                  5.4. Terms of Options Granted to Non-Employee Directors. The price per share of the shares subject to each Option granted to a Non-Employee Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; provided, however, that, to the extent required by Section 25102(o) of the California Corporations Code and the regulations thereunder, in the case of Options granted to a Non-Employee Director then owning more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation thereof (within the meaning of Section 260.140.41 of Title 10 of the California Code of Regulations), such price shall be not less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted. The period during which the right to exercise, in whole or in part, an Option granted to a Non-Employee Director vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. The term of each Option granted to a Non-Employee Director

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shall be determined by the Administrator and shall be no greater than ten (10)
years from the date the Option is granted. No portion of an Option which is unexercisable at Termination of Directorship shall thereafter become exercisable. Options granted to Non-Employee Directors under Section 4.5 shall be subject to such other terms and conditions as are determined by the Administrator.

                  5.5. Substitute Awards. Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

                           (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

                           (b) the aggregate exercise price thereof; does not exceed the excess of;

                           (c) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

                           (d) the aggregate exercise price of such shares.

                  5.6. Restrictions on Common Stock. The Administrator may, in its sole discretion, provide under the terms of an Option that shares of Common Stock purchased upon exercise of such Option shall be subject to repurchase from the Holder by the Company, or shall be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company and the Subsidiaries, Company performance and individual performance; provided, however, that, by action taken after the Common Stock is purchased upon exercise of the Option, the Administrator may, on such terms and conditions as it may determine to be appropriate, terminate the Company's repurchase right or remove any or all of the restrictions imposed by the terms of the Option Agreement. The Company's right to repurchase the Common Stock from the Holder then subject to the right shall provide that immediately upon a Termination of Employment, a Termination of Consultancy, or a Termination of Directorship, as applicable, and for such period as the Administrator shall determine, the Company shall have the right to purchase the Common Stock at a price per share equal to the price paid by the Holder for such Common Stock, or such other price as is determined by the Administrator; provided, however, that, in the event of a Change in Control, such right of repurchase shall terminate immediately prior to the effective date of such Change in Control. Shares of Common Stock purchased upon the exercise of an Option may not be sold, transferred or encumbered until any repurchase right and any and all restrictions are terminated or expire. The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing such shares of Common Stock until the repurchase right and any and all of the restrictions imposed under the Option Agreement with respect to the shares evidenced by such certificate terminate, expire or shall have been removed. In order to enforce the restrictions imposed upon shares of Common Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Common Stock that are still subject to any repurchase right or restrictions under Option Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Common Stock as of the date of transfer of the Common Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

                                   ARTICLE VI.

                               EXERCISE OF OPTIONS

                  6.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

                  6.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

                           (a)      A written notice complying with the
         applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

                           (b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

                           (c) In the event that the Option shall be exercised pursuant to Section 8.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

                           (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator, may in its sole and absolute discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (v) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii) and
         (iv).

                  6.3. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                           (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                           (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

                           (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

                           (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

                           (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

                  6.4. Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

                  6.5. Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Option Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder or (b) one year after the transfer of such shares to such Holder.

                  6.6. Exercise of Options following Termination. To the extent required by Section 25102(o) of the California Corporations Code and
Section 260.140.41 of Title 10 of the California Code of Regulations (or other applicable law), an Option may be exercised in the event of Termination of Consultancy, Termination of Directorship or Termination of Employment (other than for cause as defined by applicable law, the Option Agreement or a contract of employment with the Holder), to the extent that such Option is exercisable on the date of such Termination:

                           (a) for a period of at least six months (or such longer period as is required by applicable law) from the date of such Termination if such Termination was caused by death or disability, and

                           (b) for a period of at least 30 days (or such longer period as is required by applicable law) from the date of such Termination if such Termination was caused by reason other than the death or disability of the Holder.

                  6.7. Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

                                  ARTICLE VII.

                                 ADMINISTRATION

                  7.1. Committee. Prior to the Company's initial registration of Common Stock under Section 12 of the Exchange Act, the Committee shall consist of the entire Board. Following such registration, the Committee shall be the Compensation Committee of the Board (or another committee or a subcommittee of the Board assuming the functions of the Committee under the
Plan), and the Compensation Committee (or other committee or subcommittee) shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of
Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

                  7.2. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Option Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Option Agreement provided that the rights or obligations of the Holder of the Option that is the subject of any such Option Agreement are not affected adversely. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time assume any and all rights and duties of the Committee under the Plan, except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Non-Employee Directors.

                  7.3. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

                  7.4. Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Options, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                  7.5. Delegation of Authority to Grant Options. The Committee may, but need not, delegate from time to time some or all of its authority to grant Options under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Options to individuals (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) who are Section 162(m) Employees or (c) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 7.5 shall serve in such capacity at the pleasure of the Committee.

                                  ARTICLE VIII.

                            MISCELLANEOUS PROVISIONS

                  8.1. Not Transferable. No Option under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

                  During the lifetime of the Holder, only he may exercise an Option (or any portion thereof) granted to him under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Option Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

                  Notwithstanding the foregoing provisions of this Section 8.1, and subject to the requirements of Section 260.140.41 of Title 10 of the California Code of Regulations (to the extent applicable), the Administrator, in its sole discretion, may determine to grant a Non-Qualified Stock Option which, by its terms as set forth in the applicable Option Agreement, may be transferred by the Holder, in writing and with prior written notice to the Administrator, to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (a) a Non-Qualified Stock Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (b) any Non-Qualified Stock Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Non-Qualified Stock Option as applicable to the original Holder (other than the ability to further transfer the Non-Qualified Stock Option); and (c) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation, documents to: (i) confirm the status of the transferee as a Permitted Transferee, (ii) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (iii) evidence the transfer. For purposes of this Section, "Permitted Transferee" shall mean, with respect to a Holder, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder's household (other than a tenant or employee), a trust in which these persons (or the Holder) control the management of assets, and any other entity in which these persons (or the Holder) owns more than fifty percent (50%) of the voting interests, or any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Non-Qualified Stock Options.

                  8.2. Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 8.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board, no action of the Board may, except as provided in Section 8.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder alter or impair any rights or obligations under any Option theretofore granted or awarded, unless the Option itself otherwise expressly so provides. No Options may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Option be granted under the Plan after the first to occur of the following events:

                           (a) The expiration of ten years from the date the Plan is adopted by the Board; or

                           (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 8.4.

                  8.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

                  (a) Subject to Section 8.3(d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of

                           (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Option Limit),

                           (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, and

                           (iii)    the exercise price with respect to any
         Option.

                  (b) Subject to Sections 8.3(b)(vii) and 8.3(d), in the event of any transaction or event described in Section 8.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option or by action taken prior to the occurrence of such transaction or event (any such action applied to Employees and former Employees to be applied uniformly) and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                           (i) To provide for either the cancellation of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option or realization of the Holder's rights had such Option been currently exercisable or fully vested, or the replacement of such Option with other rights or property selected by the Administrator in its sole discretion;

                           (ii) To provide that the Option cannot vest or be exercised after such event;

                           (iii) To provide that such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or 5.4 or the provisions of such Option;

                           (iv) To provide that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                           (v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and/or in the terms and conditions of (including the exercise price), and the criteria included in, outstanding Options and Options which may be granted in the future.

                           (vi) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Option Agreement upon some or all shares of Common Stock may be terminated and some or all shares of such Common Stock may cease to be subject to repurchase after such event.

                           (vii) Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Option shall, immediately prior to the effective date of the Change in Control, automatically become fully exercisable for all of the shares of

         Common Stock at the time subject to such Option and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

                  (c) Subject to Sections 8.3(d), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Option, Option Agreement or certificate, as it may deem equitable and in the best interests of the Company.

                  (d) With respect to Options which are granted to Section 162(m) Employees and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section
8.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Option to fail to so qualify under
Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 8.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Option is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Option shall always be rounded to the next whole number.

                  (e) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Option Agreement would so qualify, then this Plan and any Option Agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any Option Agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Option Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

                  (f) The existence of the Plan, the Option Agreement and the Options granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  8.4. Approval of Plan by Stockholders. The Plan shall be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable nor shall such Options vest prior to the time when the Plan is approved by the stockholders; and provided, further, that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

                  8.5. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Option. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Option (or which may be repurchased from the Holder of such Option within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder's federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Option shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

                  8.6. Forfeiture Provisions. Subject to the limitations of applicable law, pursuant to its general authority to determine the terms and conditions applicable to Options under the Plan, the Administrator shall have the right to provide, in the terms of Options made under the Plan, or to require a Holder to agree by separate written instrument, that if (a)(i) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (ii) the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause, then (b) (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any exercise of the Option, or upon the receipt or resale of any Common Stock underlying the Option, must be paid to the Company, and (ii) the Option shall terminate and any unexercised portion of the Option (whether or not vested) shall be forfeited.

                  8.7. Effect of Plan upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

                  8.8. Compliance with Laws. The Plan, the granting and vesting of Options under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                  8.9. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of share of Common Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Common Stock as to which such requisite authority shall not have been obtained.

                  8.10. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.

                  8.11. Information to Holders and Purchasers. To the extent required by Section 25102(o) of the California Corporation Code and Section
260.140.46 of Title 10 of the California Code of Regulations (or other applicable law), the Company shall provide to each Holder of an Option and to each person who acquires shares of Common Stock pursuant to the Plan, not less frequently than annually during the period such Holder holds an Option, and, in the case of a Holder or other person who acquires shares of Common Stock pursuant to the Plan, during the period such Holder or person owns such shares, copies of the Company's annual financial statements. Notwithstanding the preceding sentence, the Company shall not be required to provide such statements to Employees, Directors and Consultants whose duties in connection with the Company assure their access to equivalent information.

                  8.12. Repurchase Provisions. The Administrator in its discretion may provide that the Company may repurchase shares of Common Stock acquired upon exercise of an Option upon a Holder's Termination of Consultancy, Termination of Directorship or Termination of Employment; provided, however, that any such repurchase right shall be set forth in the applicable Option Agreement or in another agreement entered into pursuant to such Option Agreement; and, provided, further, that, to the extent required by Section 25102(o) of the California Corporation Code and Section 260.140.41 of Title 10 of the California Code of Regulations (or other applicable law), any such repurchase of shares of Common Stock from a person who is not an officer of the Company or any Subsidiary, a Director or a Consultant shall be upon the following terms: (a) if the repurchase option gives the Company the right to repurchase the shares upon Termination of Employment at not less than the Fair Market Value of the shares to be purchased on the date of Termination of Employment, then (i) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of Termination of Employment (or in the case of shares issued

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upon exercise of Options after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Administrator and the person and (ii) the right shall terminate when the shares of Common Stock become publicly traded; and (b) if the repurchase right gives the Company the right to repurchase the shares upon Termination of Employment at the original purchase price for such shares, then (i) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares per year over five (5) years from the date the Option is granted (without respect to the date the Option was exercised or became exercisable) and (ii) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of Termination of Employment (or, in the case of shares issued upon exercise of Options after such date of Termination of Employment, within ninety
(90) days after the date of the exercise) or such longer period as may be agreed to by the Administrator and the person.

                  8.13. Investment Intent. The Company may require a Holder or other person purchasing shares of Common Stock, as a condition of exercising or acquiring Common Stock under any Option, to give written assurances satisfactory to the Company as to the Holder's or other person's knowledge and experience in financial and business matters and/or to employ a representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Holder or person is capable of evaluating, alone or together with the representative, the merits and risks of exercising the Option; and to give written assurances satisfactory to the Company stating that the person is acquiring the stock subject to the Option for such Holder or person's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if the issuance of the shares upon the exercise or acquisition of Common Stock under the applicable Option has been registered under a then currently effective registration statement under the Securities Act, or as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

                  8.14. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

                  8.15. Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

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                                      * * *

                  I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Gen-Probe Incorporated on August 17, 2000.

                  Executed on this 30th day of October 2000.

                                                 /s/ R. William Bowen
                                                 ----------------------
                                                 R. William Bowen, Jr.
                                                 Assistant Secretary

                                      * * *

                  I hereby certify that the foregoing Plan was duly adopted by the sole shareholder of Gen-Probe Incorporated on August 17, 2000.

                  Executed on this 30th day of October 2000.

                                                 /s/ R. William Bowen
                                                 -----------------------
                                                 R. William Bowen, Jr.
                                                 Assistant Secretary

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